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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) MAY 2, 2005

                           COHESANT TECHNOLOGIES INC.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          DELAWARE                       1-13484                34-1775913
          --------                       -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)


          5845 W. 82ND STREET, SUITE 102
               INDIANAPOLIS, INDIANA                              46278
                                                                  -----
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (317) 871-7611


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 29, 2005, Cohesant Technologies Inc. renewed through May 1, 2006 its $3,500,000 unsecured revolving line of credit facility. The amendment is attached hereto as Exhibit 4.2


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits.

                  4.2   -  Amendment No. 7 to Credit and Security Agreement,
                           Dated April 29, 2005 by and between Cohesant
                           Technologies Inc. and Union Planters Bank N.A.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COHESANT TECHNOLOGIES, INC.



Date: May 2, 2005                 By: /s/ Robert W. Pawlak
                                      -----------------------------------------
                                      Robert W. Pawlak, Chief Financial Officer